Exhibit 32.3

QUADRAMED CORPORATION

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Annual Report on Form 10-K/A, Amendment No. 1 of QuadraMed Corporation for the period ended December 31, 2004, I, Lawrence P. English, Chairman of the Board and Chief Executive Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

1. This Form 10-K/A, Amendment No. 1 for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-K/A, Amendment No. 1 for the period end December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.

Date: April 29, 2005	/s/ Lawrence P. English
Lawrence P. English Chairman and Chief Executive Officer